Exhibit 99.1

Amplitude Healthcare Acquisition Corporation Announces Shareholder Approval

of Business Combination with Jasper Therapeutics, Inc.

REDWOOD CITY, Calif., & NEW YORK – September 22, 2021 – Amplitude Healthcare Acquisition Corporation (Nasdaq: AMHC) (“AMHC”), a special purpose acquisition company, today announced that its stockholders voted to approve the previously announced business combination (the “Business Combination”) with Jasper Therapeutics, Inc. (“Jasper”), a biotechnology company focused on the development of novel curative therapies based on the biology of the hematopoietic stem cell, and all other proposals presented at AMHC’’s special shareholder’s meeting held on September 22, 2021.

AMHC’’s shareholders approved the Business Combination proposal with 74.9% votes in favor of the approximately 9,872,643 AMHC votes cast at the meeting. AMHC plans to file the results of the meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission (the “SEC”).

Holders of 9,262,099 shares of AMHC Class A common stock have elected to redeem their shares in connection with the Business Combination. As a result of such redemptions, Jasper has agreed to waive the requirement that the amount of cash available in AMHC’s trust account following the Business Combination be, in the aggregate, at least $130.0 million.

Subject to the satisfaction or waiver of the other customary closing conditions, the Business Combination is expected to close on or about September 24, 2021. Following the closing, the combined company will operate as “Jasper Therapeutics, Inc.” and, on or about September 27, 2021, its shares of voting common stock and warrants are expected to begin trading on the Nasdaq Capital Market.

About Jasper Therapeutics

Jasper Therapeutics is a biotechnology company focused on the development of novel curative therapies based on the biology of the hematopoietic stem cell. The company is advancing two potentially groundbreaking programs. JSP191, an anti-CD117 monoclonal antibody, is in clinical development as a conditioning agent that clears hematopoietic stem cells from bone marrow in patients undergoing a hematopoietic cell transplantation. It is designed to enable safer and more effective curative allogeneic and autologous hematopoietic cell transplants and gene therapies. In parallel, Jasper Therapeutics is advancing its preclinical engineered hematopoietic stem cell (eHSC) platform, which is designed to overcome key limitations of allogeneic and autologous gene-edited stem cell grafts. Both innovative programs have the potential to transform the field and expand hematopoietic stem cell therapy cures to a greater number of patients with life-threatening cancers, genetic diseases and autoimmune diseases than is possible today. For more information, please visit us at jaspertherapeutics.com.

About Amplitude Healthcare Acquisition Corporation

Amplitude was founded by Avego and Metalmark to seek innovative private life sciences company acquisition targets. We leverage our management and board’s reputation, experience, and track record of making investments and creating value in the industry. We have a strong history of building and growing companies as constructive and trustworthy partners. For more information, please visit: https://www.amplitudehealthcare.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed business combination between AMHC and Jasper Therapeutics, the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, the timing of the completion of the proposed business combination, Jasper Therapeutics’ business strategy, expected cash resources of the combined company and the expected uses thereof, current and prospective product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Jasper Therapeutics and AMHC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Jasper Therapeutics and AMHC. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the inability of the parties to consummate the transactions or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the failure of the PIPE financing to close on the terms and in the amounts currently anticipated; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the risk that the potential product candidates that Jasper Therapeutics develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Jasper Therapeutics’ product candidates; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Jasper Therapeutics will be unable to successfully market or gain market acceptance of its product candidates; the risk that Jasper Therapeutics’ product candidates may not be beneficial to patients or successfully commercialized; the risk that Jasper Therapeutics has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Jasper Therapeutics’ business; the risk that third parties on which Jasper Therapeutics depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Jasper Therapeutics’ business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics, including the ongoing COVID-19 pandemic; the risk that Jasper Therapeutics will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; the potential inability of the parties to successfully or timely consummate the proposed transaction; the risk of failure to realize the anticipated benefits of the proposed transaction and other risks and uncertainties indicated from time to time in AMHC’s public filings, including its most recent Annual Report on Form 10-K for the year ended December 31, 2020 and the proxy statement/prospectus relating to the proposed transaction, including those under “Risk Factors” therein, and in AMHC’s other filings with the SEC. If any of these risks materialize or AMHC’s and Jasper Therapeutics’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither AMHC nor Jasper Therapeutics presently know, or that AMHC or Jasper Therapeutics currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AMHC’s and Jasper Therapeutics’ expectations, plans or forecasts of future events and views as of the date of this press release. AMHC and Jasper Therapeutics anticipate that subsequent events and developments will cause AMHC’s and Jasper Therapeutics’ assessments to change. However, while AMHC and Jasper Therapeutics may elect to update these forward-looking statements at some point in the future, AMHC and Jasper Therapeutics specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing AMHC’s and Jasper Therapeutics’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Contacts

Jasper Therapeutics Contacts
Lily Eng (media)
Real Chemistry
206-661-8627
leng@realchemistry.com

Jeet Mahal (investors)
Jasper Therapeutics
650-549-1403
jmahal@jaspertherapeutics.com

Amplitude Contact
IR@amplitudehealthcare.com